UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2009

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On September 15, 2009, MarkWest Liberty Midstream & Resources, LLC (“MarkWest Liberty”), a partnership between MarkWest Energy Partners, L.P. (“MarkWest”) and the Midstream & Resources Funds, announced that it reached definitive agreements with Chesapeake Appalachia, L.L.C. (“Chesapeake”), a subsidiary of Chesapeake Energy Corporation, and Statoil Natural Gas LLC, a wholly owned subsidiary of StatoilHydro ASA, to process gas at MarkWest Liberty’s new Majorsville processing plant.  The new Majorsville plant is planned to be constructed and located in the panhandle of West Virginia.  The agreements announced are in addition to an agreement MarkWest Liberty executed earlier this year with Range Resources to process gas at the Majorsville facility. All three agreements include significant acreage dedications and other commitments. MarkWest expects to complete the new 120 million cubic feet per day Majorsville cryogenic plant in mid 2010.

The hydrocarbon-rich gas produced by Chesapeake and Statoil is to be gathered by NiSource Gas Transmission and Storage affiliate Columbia Gas Transmission using its infrastructure in Marshall and Wetzel counties in West Virginia.  Pursuant to the arrangements MarkWest and Columbia announced in August 2008, Columbia will deliver the gas to MarkWest Liberty’s Majorsville processing plant, which is planned to be located adjacent to Columbia’s existing Majorsville compressor station.

The hydrocarbon liquids produced at the Majorsville plant will be connected via pipeline to MarkWest Liberty’s Houston, Pennsylvania processing complex.  MarkWest Liberty plans to install an approximate 37,000 barrel per day fractionation facility at the Houston complex, as well as transportation, storage, and marketing infrastructure, to sell the hydrocarbon liquids into high-value markets in the northeastern United States.  MarkWest Energy currently operates a 22,000 barrel per day fractionation, storage, and marketing facility near Portsmouth, Ohio. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K, for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q, for the three months ended June 30, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”

ITEM 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
99.1

Press release dated September 15, 2009, announcing execution of agreements with Chesapeake Appalachia, L.L.C. and Statoil Natural Gas LLC and the planned construction of a second major processing complex in the Marcellus.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: September 15, 2009	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer